UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934

                                 January 3, 2011
                ------------------------------------------------
                Date of Report (date of earliest event reported)


                                  CYTODYN INC.
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter

         Colorado                  000-49908                 75-3056237
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State or Other Jurisdiction     Commission File     IRS Employer Identification
     of Incorporation               Number                    Number


                  1511 Third Street, Santa Fe, New Mexico 87505
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           Address of Principal Executive Offices, Including Zip Code

                                 (505) 988-5520
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               Registrant's Telephone Number, Including Area Code

                                 Not applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 3, 2011 the Company hired Richard Trauger, PhD. as Director of Scientific Information.

Dr. Trauger received his Ph.D. in 1986 from the University Of South Carolina School Of Medicine in retrovirology. After completing his post-doctoral studies at the Scripps Research Institute in La Jolla, Dr Trauger joined The Immune Response Corporation as Associate Director of Immunology, where he worked with Dr. Jonas Salk on the development of an immune-based therapy for HIV infection. In addition to his research duties, Dr. Trauger also functioned as the company's Scientific Liaison and was the company's point of contact to the scientific, financial and activist communities.

     The Company issued a press release on January 7, 2011 (attached hereto as Exhibit 99) regarding new hire Richard Trauger

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits




                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CYTODYN INC.



Date:  January 7, 2011                  By: /s/ Kenneth J. Van Ness
                                           ------------------------------
                                           Kenneth J. Van Ness
                                           President and CEO